UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2016

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 15, 2016, certain Named Executive Officers of ACNB Corporation (the “Corporation”), all of whom are employed by ACNB Bank, were granted awards of restricted stock (“Variable Equity Awards”) pursuant to the ACNB Bank Variable Compensation Plan and the Corporation’s 2009 Restricted Stock Plan (the “Plans”). The form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement (the “Award Agreement”) sets forth the material terms of a Variable Equity Award including the applicable time-based vesting terms, the treatment of unvested shares of restricted stock upon termination of employment, and the forfeiture restrictions in the event the recipient’s employment with ACNB Bank is terminated.

Name	Title	Shares of Restricted Stock Awarded
Thomas A. Ritter	President & Chief Executive Officer	1,625.338612
Lynda L. Glass	Executive Vice President/ Secretary & Chief Governance Officer	875.182330
David W. Cathell	Executive Vice President/ Treasurer & Chief Financial Officer	875.182330
James P. Helt	President of ACNB Bank	937.695353

Subject to earlier forfeiture or accelerated vesting under circumstances described in the Award Agreement, one-third (1/3) of the recipient’s Variable Equity Award shall be 100% vested as of the date of grant, with the next one-third (1/3) 100% vested as of January 1, 2017, and the final one-third (1/3) 100% vested as of January 1, 2018.

The Variable Equity Awards are subject to the terms of the Plans and the terms of each recipient’s Award Agreement. The ACNB Bank Variable Compensation Plan, the ACNB Corporation 2009 Restricted Stock Plan, and the form of Award Agreement are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	ACNB Bank Variable Compensation Plan dated January 1, 2014. (Incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K, filed with the Commission on June 25, 2015.)

99.2	ACNB Corporation 2009 Restricted Stock Plan. (Incorporated by reference to Appendix C of the Registrant’s Proxy Statement on Schedule 14A, filed with the Commission on March 25, 2009.)

99.3	Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: June 21, 2016	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/
Secretary & Chief Governance Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	ACNB Bank Variable Compensation Plan dated January 1, 2014. (Incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K, filed with the Commission on June 25, 2015.)

99.2	ACNB Corporation 2009 Restricted Stock Plan. (Incorporated by reference to Appendix C of the Registrant’s Proxy Statement on Schedule 14A, filed with the Commission on March 25, 2009.)

99.3	Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement.